UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

MiNK Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40908	82-2142067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Fifth Avenue Suite 500
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 994-8250

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	INKT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2025, MiNK Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2025. The Company inadvertently did not timely file a Current Report on Form 8-K for such press release. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also hosted a live conference call on November 14, 2025 at 8:30 AM EST to discuss its financial and operating results for the period. A transcript of the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

There are no revisions to the results that were presented in the foregoing press release and conference call.

The information set forth under Item 2.02 and in Exhibits 99.1 and 99.2 attached hereto is in each case intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following exhibits are furnished herewith:

99.1 Press Release dated November 14, 2025

99.2 Transcript of Conference Call dated November 14, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 8, 2025	By:	/s/ Christine M. Klaskin
Christine M. Klaskin, Treasurer